Income Tax Expense/(Benefit)	12 Months Ended
Dec. 31, 2018
Disclosure of income tax [Abstract]
Income Tax Expense/(Benefit)
INCOME TAX EXPENSE/(BENEFIT)

	Year ended December 31,
	2018	2017	2016
		US$ in millions
Current income tax
Lump sum in lieu of Macao complementary tax on dividends	$5	$5	$5
Other overseas taxes	—	1	—
Deferred income tax expense/(benefit)	(12)	16	39
Income tax expense/(benefit)	$(7)	$22	$44

Deferred income tax benefit was US$12 million for the year ended December 31, 2018, compared to deferred income tax expense of US$16 million for the year ended December 31, 2017. The deferred income tax benefit in 2018 was primarily due to the reversal of deferred tax liabilities related to accelerated tax depreciation allowance. The 2017 deferred income tax expense was primarily driven by the increase in valuation allowance related to net operating tax losses which either expired or are expected to expire without being utilized.
Deferred income tax expense was US$16 million for the year ended December 31, 2017, compared to US$39 million for the year ended December 31, 2016. The decrease was primarily due to decrease in write-off of deferred income tax assets on net operating tax losses that had expired unused and expected to be expiring unused due to unpredictable future utilization.

(a)	Macao complementary tax
Macao complementary tax is levied at progressive rates ranging from 3% to 9% on the taxable income above MOP32,000 (equivalent to US$4,000) but below MOP300,000 (equivalent to US$37,500), and thereafter at a fixed rate of 12%. For the three years ended December 31, 2018, a special complementary tax incentive was provided to the effect that the tax free income threshold was increased from MOP32,000 to MOP600,000 (equivalent to US$4,000 to US$75,000) with the profit above MOP600,000 (equivalent to US$75,000) being taxed at a fixed rate of 12%.
Pursuant to the Dispatch No. 320/2013 issued by the Chief Executive of Macao on October 3, 2013, VML was granted an extension of the tax exemption regarding Macao complementary tax on its gaming activities for an additional five years, effective from the tax year 2014 to the tax year 2018. Pursuant to the Dispatch No. 194/2018 issued by the Chief Executive of Macao on August 20, 2018, VML was granted an extension of the tax exemption through June 26, 2022, the date VML’s subconcession agreement expires. Regarding the other subsidiaries, during the three years ended December 31, 2018, Macao complementary tax is calculated progressively at a maximum of 12% of the estimated assessable profit.

(b)	Lump sum in lieu of Macao complementary tax on dividends
VML entered into a Shareholder Dividend Tax Agreement with the Macao Government. The agreement provided for an annual payment in lieu of Macao complementary tax otherwise due by VML’s shareholders on dividend distributions to them from gaming profits, effective through the end of 2018. In April 2019, VML entered into another Shareholder Dividend Tax Agreement with the Macao Government for an extension of the agreement through June 26, 2022, to correspond to the expiration of the Macao complementary tax exemption on its gaming activities (see also Note 9(a)).

(c)	Hong Kong profits tax
The Company’s subsidiaries that carry on business in Hong Kong are subject to the Hong Kong profits tax at the maximum rate of 16.5% for the year ended December 31, 2018, and at 16.5% for the two years ended December 31, 2017.

(d)	Reconciliation between income tax (benefit)/expense and accounting profit at applicable tax rates
The tax on the Group’s profit before income tax differs from the theoretical amount that would arise using the domestic tax rates applicable to profits of the consolidated entities in the respective jurisdictions as follows:

	Year ended December 31,
	2018	2017	2016
	US$ in millions
Profit before income tax	$1,868	$1,625	$1,268
Tax calculated at domestic rates applicable to profits in the respective jurisdictions	238	208	161
Tax effects of :
Income not subject to tax(i)	(905)	(837)	(720)
Expenses not deductible for tax purposes(i), (ii)	574	549	483
Amortization of pre-opening expenses previously not recognized	(3)	(9)	(8)
Pre-opening expenses for which no deferred income tax assets were recognized	—	—	9
Origination and reversal of temporary difference, net	4	20	32
Tax losses for which no deferred income tax assets were recognized	80	87	83
Lump sum in lieu of Macao complementary tax of dividends	5	5	5
Other	—	(1)	(1)
Income tax (benefit)/expense	$(7)	$22	$44

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(i)
For the three years ended December 31, 2018, VML was exempt from Macao complementary tax on its gaming activities (see also Note 9(a)). In addition, lease/right of use income recorded in VML, Venetian Cotai Limited (“VCL”) and Venetian Orient Limited (“VOL”) were subject to property tax (Note (ii)), and should, therefore, also be excluded from Macao complementary tax calculations. Accordingly, casino revenues and lease/right of use income and their corresponding expenses incurred were presented as “Income not subject to tax” and “Expenses not deductible for tax purposes”, respectively, in the calculations above.

Additionally, for the three years ended December 31, 2018, the Company received dividend income from a subsidiary. The dividend income is not subject to Hong Kong profits tax.

(ii)
Lease/right of use income recorded in VML, VCL and VOL are exempt from property tax for the first four and six years for the newly constructed buildings in Macao and on Cotai, respectively, pursuant to Article 9(1)(a) of Lei no. 19/78/M. If the buildings in Macao and on Cotai also qualify for Tourism Utility Status, the property tax exemption can be extended by another four and six years, respectively, pursuant to Article 15(a) of Lei no. 81/89/M. The exemption for the Sands Macao expired in August 2012 and that for The Venetian Macao, The Plaza Macao and The Parisian Macao will be expiring in August 2019, August 2020 and September 2028, respectively. Regarding Sands Cotai Central, the procedures for registration at the tax department are in progress and the exact date of expiration of the exemption cannot be determined at this stage.